AGREEMENT AND PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of this 3rd day of March, 2000, by and between INDEPENDENT BANCSHARES, INC., a Georgia business corporation (hereinafter "Independent," and unless the context otherwise requires, the term "Independent" shall include both Independent Bancshares, Inc. and its subsidiary Independent Bank & Trust Company ("Independent Bank")), and UNITED COMMUNITY BANKS, INC., a Georgia business corporation (hereinafter "United," and unless the context otherwise requires, the term "United" shall include United Community Banks, Inc. and its subsidiaries, United Community Bank, a Georgia banking corporation, Peoples Bank of Fannin County, a Georgia banking corporation, White County Bank, a Georgia banking corporation, Towns County Bank, a Georgia banking corporation, Bank of Adairsville, a Georgia banking corporation, Carolina Community Bank, a North Carolina banking corporation, First Clayton Bank & Trust Company, a Georgia banking corporation, 1st Floyd Bank, a Georgia banking corporation and United Family Finance Company, a Georgia business corporation).

                                R E C I T A L S:

                  WHEREAS, the respective boards of directors of Independent and United deem it advisable and in the best interests of each such entity and their respective shareholders that Independent merge with United (the "Merger"), with United being the surviving corporation and with all of the issued and outstanding shares of common stock, $1.00 par value per share, of Independent ("Independent Stock") being converted into the right to receive shares of the authorized common stock, $1 par value per share, of United ("United Stock"), all upon the terms and conditions hereinafter set forth and as set forth in the Agreement and Plan of Merger attached hereto as Exhibit A and incorporated herein by reference (the "Merger Agreement"); and

                  WHEREAS, the boards of directors of the respective entities believe that the merger of Independent and United and the synergies produced thereby will greatly enhance and strengthen the franchises and future prospects of both companies;

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which as legally sufficient consideration are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                                     CLOSING
                                     -------

                  The transactions contemplated herein shall be consummated (the "Closing") at the offices of Kilpatrick Stockton LLP, Suite 2800, 1100 Peachtree Street, Atlanta, Georgia, on the first business day following receipt of all approvals from any governmental authorities having jurisdiction over the transactions contemplated by this Agreement and the Merger Agreement, and the expiration of any waiting or similar period required by applicable law (the "Closing Date"), or at such other time and place as may be mutually satisfactory to the parties hereto.

                                   ARTICLE II
                                   ----------

                                     MERGER
                                     ------

                  Pursuant to the terms and conditions provided herein, on the Closing Date Independent and United shall be merged in accordance with and in the manner set forth in the Merger Agreement. The surviving corporation following the Merger will operate under the Articles of Incorporation of United and will be the parent holding company of Independent Bank & Trust Company, a Georgia banking corporation, United Community Bank, a Georgia banking corporation, Peoples Bank of Fannin County, a Georgia banking corporation, White County Bank, a Georgia banking corporation, Towns County Bank, a Georgia banking corporation, Bank of Adairsville, a Georgia banking corporation, Carolina Community Bank, a North Carolina banking corporation, Clayton Bank & Trust Company, a Georgia banking corporation, 1st Floyd Bank, a Georgia banking corporation and United Family Finance Company, a Georgia business corporation, the latter nine of which are currently wholly-owned subsidiaries of United. Upon the terms and conditions of this Agreement and the Merger Agreement, United shall make available on or before the Effective Date (as defined in the Merger Agreement) for delivery to the holders of Independent Stock (i) the number of shares of United Stock to be issued upon conversion of the shares of Independent Stock and (ii) sufficient funds to provide for cash payments in lieu of the issuance of fractional shares as provided in the Merger Agreement, provided, however, that unless and until a holder of Independent Stock entitled to receive United Stock pursuant to the Merger shall have surrendered his Independent Stock certificate(s) or unless otherwise required by law, the holder of such certificate(s) shall not have any right to receive payment of any dividends or other distributions on the shares of United Stock or receive any notices sent by United to its shareholders or to vote such shares.

                                   ARTICLE III
                                   -----------

                                OTHER AGREEMENTS
                                ----------------

                  3.1  Registration of United Stock.  United agrees to file with
                       ----------------------------
the Securities and Exchange Commission (the "SEC") as soon as reasonably practical a registration statement (the "United Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-4 or some other appropriate form covering the issuance of the shares of United Stock to the shareholders of Independent pursuant to this Agreement and the Merger Agreement and to use its reasonable best efforts to cause the United Registration Statement to become effective and to remain effective through the Closing Date. United agrees to take any action required to be taken under the applicable state securities laws in connection with the issuance of shares of United Stock upon consummation of the Merger. Independent agrees to provide
United reasonable assistance as necessary in the preparation of the United Registration Statement, including, without limitation, providing United with all material facts regarding the operations, business, assets, liabilities and personnel of Independent, together with the audited financial statements of Independent, all as required by the 1933 Act and the rules, regulations and practices of the SEC, for inclusion in the United Registration Statement. The United Registration Statement shall not cover resales of United Stock by any of the shareholders of Independent, and United shall have no obligation to cause the United Registration Statement to continue to be effective after the Closing or to prepare or file any post-effective amendments to the United Registration Statement after the Closing.

                  3.2 Meeting of Shareholders of Independent.  Independent shall
                      --------------------------------------
call a special meeting of its shareholders (the "Special Meeting") to be held not more than forty-five (45) days after the United Registration Statement becomes effective under the 1933 Act for the purpose of submitting the Merger Agreement to such shareholders for their approval. In connection with the Special Meeting, United and Independent shall prepare and submit to the Independent shareholders a notice of meeting, proxy statement and proxy (the "Independent Proxy Materials"), which shall include the final prospectus from the United Registration Statement in the form filed with the SEC.

                  3.3  Absence of  Brokers.  Each party  hereto  represents  and
                       -------------------
warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby. Each party agrees to indemnify the other and hold and save it harmless from any claim or demand for commissions or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party.

                  3.4 Access to Properties,  Books, Etc. Each party hereto shall
                      ---------------------------------
allow the other party and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the respective properties, books, contracts, commitments and records of such party and its subsidiaries and shall furnish the other party and its authorized representatives such information concerning its affairs and the affairs of its subsidiaries as the other party may reasonably request provided that such request shall be reasonably related to the transactions contemplated by this Agreement and shall not interfere unreasonably with normal operations. Each party shall cause its and its subsidiaries' personnel, employees and other representatives to assist the other party in making any such investigation. During such investigation, the investigating party and its authorized representatives shall have the right to make copies of such records, files, tax returns and other materials as it may deem advisable and shall advise the other party of those items of which copies are made. No investigation made heretofore or hereafter by either party and its authorized representatives shall affect the representations and warranties of either such party hereunder.

                  3.5 Confidentiality.  Prior to consummation of the Merger, the
                      ---------------
parties to this Agreement will provide one another with information which may be deemed by the party providing the information to be confidential. Each party agrees that it will hold confidential and protect all information provided to it by the other party to this Agreement or such party's affiliates, except that the obligations contained in this Section 3.5 shall not in any way restrict the rights of any party or person to use information that (i) was known to such party prior to the disclosure by the other party; (ii) is or becomes generally available to the public other than by breach of this Agreement; (iii) is provided by one party for disclosure concerning such party in the United Registration Statement; or (iv) otherwise becomes lawfully available to a party to this Agreement on a nonconfidential basis from a third party who is not under an obligation of confidence to the other party to this Agreement. If this Agreement is terminated prior to the Closing, each party hereto agrees to return all documents, statements and other written materials, whether or not confidential, and all copies thereof, provided to it by or on behalf of the other party to this Agreement. The provisions of this Section 3.5 shall survive termination, for any reason whatsoever, of this Agreement, and, without limiting the remedies of the parties hereto in the event of any breach of this Section 3.5, the parties hereto will be entitled to seek injunctive relief against the other party in the event of a breach or threatened breach of this Section 3.5.

                  3.6 Full  Cooperation.  The parties shall cooperate fully with
                      -----------------
each other in connection with any acts or actions required to be taken as part of their respective obligations under this Agreement.

                  3.7  Expenses.  All of the  expenses  incurred  by  United  in
                       --------

connection with the authorization, preparation, execution and performance of this Agreement and the Merger Agreement including, without limitation, all fees and expenses of its agents, representatives, counsel and accountants and the fees and expenses related to filing the United Registration Statement and all regulatory applications with state and federal authorities in connection with the transactions contemplated hereby and thereby, shall be paid by United. All expenses incurred by Independent in connection with the authorization, preparation, execution and performance of this Agreement and the Merger Agreement, including, without limitation, all fees and expenses of its agents, representatives, counsel and accountants for Independent (except for the cost of reproducing and mailing the Independent Proxy Materials which shall be equally divided between United and Independent), shall be paid by Independent.

                  3.8 Preservation of Goodwill.  Each party hereto shall use its
                      ------------------------
best efforts to preserve its business organization and the business organization of its subsidiaries, to keep available the services of its present employees and of the present employees of its subsidiaries, and to preserve the goodwill of customers and others having business relations with such party or its subsidiaries.

                  3.9 Approvals and Consents.  Each party hereto  represents and
                      ----------------------

warrants to and covenants with the other that it will use its best efforts, and will cause its officers, directors, employees and agents and its subsidiaries and any subsidiary's officers, directors, employees and agents to use their best efforts, to obtain as soon as is reasonably practicable all approvals and consents of state and federal departments or agencies required or deemed necessary for consummation of the transactions contemplated by this Agreement and the Merger Agreement.

                  3.10 Agreement by Independent Executive Officers and
                       -----------------------------------------------
Directors.
---------
Each of the directors and executive officers of Independent will, contemporaneously with the execution of this Agreement, execute and deliver to United an agreement, the form of which is attached hereto as Exhibit B, pursuant to which each of them agrees, subject to their fiduciary duty, (i) to recommend to Independent shareholders approval of the Merger, (ii) to vote the capital stock of Independent owned or controlled by them in favor of the Merger, and
(iii) to transfer or assign shares of United Stock received by them in connection with the Merger only in compliance with the 1933 Act, applicable state securities laws and the rules and regulations promulgated under either.

                  3.11 Press Releases.  Prior to the Effective Date, Independent
                       --------------
and United shall agree with each other as to the form and substance of any press release or other public disclosure materially related to this Agreement or any other transaction contemplated hereby; provided, however, that nothing in this
Section 3.11 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party's disclosure obligations imposed by law.

                  3.12 Employee Benefits and Contracts.  Following the Effective
                       -------------------------------
Date, United shall provide generally to officers, employees and former employees of Independent who continue employment with United employee benefits on terms and conditions which, when taken as a whole, are substantially similar to those then currently provided by United to its other similarly situated officers, employees and former employees. For purposes of eligibility to participate and any vesting determinations in connection with the provision of any such employee benefits, service with Independent prior to the Effective Date shall be counted. United shall also honor in accordance with their terms all employment, severance, consulting, option and other contracts of a compensatory nature to the extent disclosed in the Independent Disclosure Memorandum between Independent and any current or former director, officer or employee thereof and no other contracts of the types described that are not so disclosed shall be deemed to be assumed by United by reason of this Section 3.12. If, during the calendar year in which falls the Effective Date, United shall terminate any "group health plan", within the meaning of Section 4980B(g)(2) of the Internal Revenue Code, in which one or more Independent employees participated immediately prior to the Effective Date (a "Independent Plan"), United shall cause any successor group health plan to waive any underwriting requirements; to give credit for any such Independent employee's participation in the Independent Plan prior to the Effective Date for purposes of applying any pre-existing condition limitations set forth therein; and to give credit for covered expenses paid by any such Independent employee under a Independent Plan prior to the Effective Date towards satisfaction of any annual deductible limitation and out-of pocket maximum applied under such successor group health plan. United also shall be considered a successor employer for and shall provide to "qualified beneficiaries", determined immediately prior to the Effective Date, under any Independent Plan appropriate "continuation coverage" (as those terms are defined in Section 4980B of the Internal Revenue Code) following the Effective Date under either the Independent Plan or any successor group health plan maintained by United.

                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF INDEPENDENT
                  ---------------------------------------------

                  As an inducement to United to enter into this Agreement and to
consummate  the  transactions   contemplated  hereby,   Independent  represents,
warrants, covenants and agrees as follows:

                  4.1  Independent  Disclosure  Memorandum.  By March 17,  2000,
                       -----------------------------------
Independent will deliver to United a memorandum (the "Independent Disclosure Memorandum") containing certain information regarding Independent as indicated at various places in this Agreement. All information set forth in the Independent Disclosure Memorandum or in documents incorporated by reference in the Independent Disclosure Memorandum is true, correct and complete, does not omit to state any fact necessary in order to make the statements therein not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties of Independent under this Article IV. The information contained in the Independent Disclosure Memorandum shall be deemed to be part of and qualify all representations and warranties contained in this Article IV and the covenants in Article V to the extent applicable. All information in each of the documents and other writings furnished to United pursuant to this Agreement or the Independent Disclosure Memorandum is or will be true, correct and complete and does not and will not omit to state any fact necessary in order to make the statements therein not misleading. Independent shall promptly provide United with written notification of any event, occurrence or other information necessary to maintain the Independent Disclosure Memorandum and all other documents and writings furnished to United pursuant to this Agreement as true, correct and complete in all material respects at all times prior to and including the Closing. Independent agrees that upon receipt of the Independent Disclosure Memorandum, United shall have until March 24, 2000 to review the Independent Disclosure Memorandum and to terminate this Agreement if for any reason in its sole discretion United believes that proceeding with the Merger in light of the contents of such memorandum would be detrimental to United.

                  4.2      Corporate and Financial.
                           -----------------------

                           4.2.1  Authority.  Subject to the approval of various
                                  ---------
state and federal regulators and Independent Shareholders, the execution, delivery and performance of this Agreement and the other transactions contemplated or required in connection herewith will not, with or without the giving of notice or the passage of time, or both, (a) violate any provision of federal or state law applicable to Independent, the violation of which could be reasonably expected to have a material adverse effect on the business, operations, properties, assets, financial condition or prospects of Independent;
(b) violate any provision of the articles of incorporation or bylaws of Independent; (c) conflict with or result in a breach of any provision of, or termination of, or constitute a default under any instrument, license, agreement, or commitment to which Independent is a party, which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, financial condition or prospects of Independent; or (d) constitute a violation of any order, judgment or decree to which Independent is a party, or by which Independent or any of its assets or properties are bound. Assuming this Agreement constitutes the valid and binding obligation of United, this Agreement constitutes the valid and binding obligation of Independent, and is enforceable in accordance with its terms, except as limited by laws affecting creditors' rights generally and by the discretion of courts to compel specific performance.

                           4.2.2  Corporate  Status.  Independent  is a business
                                  ----------------
corporation duly organized, validly existing and in good standing under the laws of the state of Georgia and has no direct or indirect subsidiaries other than Independent Bank. Independent Bank is a banking corporation duly organized and validly existing under the laws of the State of Georgia. Independent and Independent Bank have all of the requisite corporate power and authority and are entitled to own or lease their respective properties and assets and to carry on their respective businesses as and in the places where such properties or assets are now owned, leased or operated and such businesses are now conducted.

                           4.2.3  Capital  Structure.  (a)  Independent  has  an
                                  ------------------
authorized capital stock consisting of 10,000,000 shares, $1.00 par value of common stock, of which 2,067,439 shares of common stock are issued and outstanding as of the date hereof including options to acquire 119,283 shares (the "Independent Stock Options"). Independent Bank has an authorized capital stock consisting solely of 5,000,000 shares of Common Stock, par value $1.00 ("Independent Bank Stock"), of which 1,116,438 shares are issued and outstanding as of the date hereof. All of the outstanding shares of Independent Stock and Independent Bank Stock are duly and validly issued, fully paid and non-assessable and were offered, issued and sold in compliance with all applicable federal and state securities laws. No person has any right of rescission or claim for damages under federal or state securities laws with respect to the issuance of any shares of Independent Stock or Independent Bank Stock previously issued. None of the shares of Independent Stock or Independent Bank Stock has been issued in violation of any preemptive or other rights of its shareholders. All of the issued and outstanding shares of Independent Bank Stock are owned by Independent.

                           (b) Except for the  Independent  Stock Options and as
set forth in the Independent Disclosure Memorandum, Independent does not have outstanding any securities which are either by their terms or by contract convertible or exchangeable into capital stock of Independent, or any other securities or debt, of Independent, or any preemptive or similar rights to subscribe for or to purchase, or any options or warrants or agreements or understandings for the purchase or the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock. Independent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire, or to register, any shares of its capital stock.

                           (c)   There   is   no   agreement,   arrangement   or
understanding to which Independent is a party restricting or otherwise relating to the transfer of any shares of capital stock of Independent.

                           (d) All  shares  of  common  stock or  other  capital
stock, or any other securities or debt, of Independent, which have been purchased or redeemed by Independent have been purchased or redeemed in accordance with all applicable federal, state and local laws, rules, and regulations, including, without limitation, all federal and state securities laws and rules and regulations of any securities exchange or system on which such stock, securities or debt are, or at such time were, traded, and no such purchase or redemption has resulted or will, with the giving of notice or lapse of time, or both, result in a default or acceleration of the maturity of, or otherwise modify, any agreement, note, mortgage, bond, security agreement, loan agreement or other contract or commitment of Independent.

                  4.2.4 Corporate Records. The stock records and minute books of
                        -----------------
Independent, whether heretofore or hereafter furnished or made available to United by Independent, (a) fully and accurately reflect all issuances, transfers and redemptions of the Common Stock, (b) correctly show the record addresses and the number of shares of such stock issued and outstanding on the date hereof held by the shareholders of Independent, (c) correctly show all corporate action taken by the directors and shareholders of Independent (including actions taken by consent without a meeting) and (d) contain true and correct copies or originals of the respective articles of incorporation and all amendments thereto, bylaws as amended and currently in force, and the minutes of all meetings or consent actions of its directors and shareholders. No resolutions, regulations or bylaws have been passed, enacted, consented to or adopted by such directors or shareholders except those contained in the minute books. All corporate records have been maintained in accordance with all applicable statutory requirements and are complete and accurate.

                  4.2.5 Tax Returns;  Taxes.  (a) Independent has duly filed (i)
                        -------------------
all required federal and state tax returns and reports, and (ii) all required returns and reports of other governmental units having jurisdiction with respect to taxes imposed upon its income, properties, revenues, franchises, operations or other assets or taxes imposed which might create a material lien or encumbrance on any of such assets or affect materially and adversely its business or operations. To the knowledge of the officers of Independent (the "Independent Management"), such returns or reports are, and when filed will be, true, complete and correct, and Independent has paid, to the extent such taxes or other governmental charges have become due, all taxes and other governmental charges set forth in such returns or reports. To the knowledge of the
Independent Management, all federal, state and local taxes and other governmental charges paid or payable by Independent have been paid, or have been accrued or reserved on its books in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. To the knowledge of the Independent Management, adequate reserves for the payment of taxes have been established on the books of Independent for all periods through the date hereof, whether or not due and payable and whether or not disputed. Until the Closing Date, Independent shall continue to provide adequate reserves for the payment of expected tax liabilities in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. Independent has not received any notice of a tax deficiency or assessment of additional taxes of any kind and, to the knowledge of the Independent Management, there is no threatened claim against Independent, or to the knowledge of the Independent Management, any basis for any such claim, for payment of any additional federal, state, local or foreign taxes for any period prior to the date of this Agreement in excess of the accruals or reserves with respect to any such claim shown in the 1999 Independent Financial Statements described in Section 4.2.6 below or disclosed in the notes with respect thereto. There are no waivers or agreements by Independent for the extension of time for the assessment of any taxes. The federal income tax returns of Independent have not been examined by the Internal Revenue Service for any period since December 31, 1994.

                  (b) Except as set forth in the Independent Disclosure Memorandum, to the knowledge of the Independent Management, proper and accurate amounts have been withheld by Independent from its employees for all periods in full and complete compliance with the tax withholding provisions of applicable federal, state and local tax laws, and proper and accurate federal, state and local tax returns have been filed by Independent for all periods for which returns were due with respect to withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full.

                  4.2.6  Financial  Statements.  Independent  has  delivered  to
                         ---------------------
United true, correct and complete copies of the audited financial statements of Independent for the years ended December 31, 1997, 1998 and 1999, including balance sheets, statements of income, statements of shareholders' equity, statements of cash flows and related notes (the audited financial statements for the year ended December 31, 1999 being referred to as the "1999 Independent Financial Statements"). All of such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the assets, liabilities and financial condition of Independent as of the dates indicated therein and the results of its operations for the respective periods then ended.

                  4.2.7  Regulatory  Reports.  Independent has made available to
                         -------------------
United for review and inspection the year-end Report of Condition and year-end Report of Income and Dividends as filed by Independent Bank with the Federal Deposit Insurance Corporation (the "FDIC") for each of the three years ended December 31, 1999, 1998 and 1997, together with all such other reports filed for the same three-year period with the FDIC, and the Department of Banking and Finance of the State of Georgia (the "Department of Banking"), and other applicable regulatory agencies and the Form F.R. Y-6 filed by Independent with the Board of Governors of the Federal Reserve System (the "Federal Reserve") for each of the three years ended December 31, 1999, 1998 and 1997 (collectively, the "Independent Reports"). All of the Independent Reports, as amended, have been prepared in accordance with applicable rules and regulations applied on a basis consistent with prior periods and contain in all material respects all information required to be presented therein in accordance with such rules and regulations.

                  4.2.8 Accounts. The Independent Disclosure Memorandum contains
                        ---------
a list of each and every bank and other institution in which Independent maintains an account or safety deposit box, the account numbers, and the names of all persons who are presently authorized to draw thereon, have access thereto or give instructions regarding distribution of funds or assets therein.

                  4.2.9  Notes and  Obligations.  (a) Except as set forth in the
                         ----------------------
Independent Disclosure Memorandum or as provided for in the loss reserve described in subsection (b) below, all notes receivable or other obligations owned by Independent or due to it shown in the 1999 Independent Financial Statements and any such notes receivable and obligations on the date hereof and on the Closing Date are and will be genuine, legal, valid and collectible obligations of the respective makers thereof and are not and will not be subject to any offset or counterclaim. Except as set forth in subsection (b) below, all such notes and obligations are evidenced by written agreements, true and correct copies of which will be made available to United for examination prior to the Closing Date. All such notes and obligations were entered into by Independent in the ordinary course of its business and in compliance with all applicable laws and regulations.

                  (b) Independent has established a loss reserve in the 1999 Independent Financial Statements and as of the date of this Agreement and will establish a loan loss reserve as of the Closing Date which is adequate to cover anticipated losses which might result from such items as the insolvency or default of borrowers or obligors on such loans or obligations, defects in the notes or evidences of obligation (including losses of original notes or instruments), offsets or counterclaims properly chargeable to such reserve, or the availability of legal or equitable defenses which might preclude or limit the ability of Independent to enforce the note or obligation, and the representations set forth in subsection (a) above are qualified in their entirety by the aggregate of such loss reserve. Except as described in the Independent Disclosure Memorandum, at the Closing Date, the ratio of the loss reserve, established on such date in good faith by Independent, to total loans outstanding at such time shall not exceed the ratio of the loan loss reserve to the total loans outstanding as reflected in the 1999 Independent Financial Statements, established on or before such date in good faith by Independent, in accordance with generally accepted accounting principles.

                  4.2.10  Liabilities.  Independent  has no debt,  liability  or
                          -----------
obligation of any kind required to be shown pursuant to generally accepted accounting principles on the consolidated balance sheet of Independent, whether accrued, absolute, known or unknown, contingent or otherwise, including, but not limited to (a) liability or obligation on account of any federal, state or local taxes or penalty, interest or fines with respect to such taxes, (b) liability arising from or by virtue of the distribution, delivery or other transfer or disposition of goods, personal property or services of any type, kind or variety, (c) unfunded liabilities with respect to any pension, profit sharing or employee stock ownership plan, whether operated by Independent or any other entity covering employees of Independent, or (d) environmental liabilities, except (i) those reflected in the 1999 Independent Financial Statements, and
(ii) as disclosed in the Independent Disclosure Memorandum.

                  4.2.11 Absence of Changes. Except as specifically provided for
                         ------------------
in this Agreement or specifically set forth in the Independent Disclosure Memorandum, since December 31, 1998:


                  (a) there has been no change in the business, assets, liabilities, results of operations or financial condition of Independent, or in any of its relationships with customers, employees, lessors or others, other than changes in the ordinary course of business, none of which individually or in the aggregate has had, or which the Independent Management believes may have, a material adverse effect on such businesses or properties;

                  (b) there has been no material damage, destruction or loss to the assets, properties or business of Independent, whether or not covered by insurance, which has had, or which the Independent Management believes may have, an adverse effect thereon;

                  (c) the business of Independent has been operated in the ordinary course, and not otherwise;

                  (d) the properties and assets of Independent used in its business have been maintained in good order, repair and condition, ordinary wear and tear excepted;

                  (e) the books, accounts and records of Independent have been maintained in the usual, regular and ordinary manner;

                  (f) there has been no declaration, setting aside or payment of any dividend or other distribution on or in respect of the capital stock of Independent;

                  (g) there has been no increase in the compensation or in the rate of compensation or commissions payable or to become payable by Independent to any director or executive officer, or to any employee earning $35,000 or more per annum, or any general increase in the compensation or in the rate of compensation payable or to become payable to employees of Independent earning less than $35,000 per annum ("general increase" for the purpose hereof meaning any increase generally applicable to a class or group of employees, but not including increases granted to individual employees for merit, length of service, change in position or responsibility or other reasons applicable to specific employees and not generally to a class or group thereof), or any director, officer, or employee hired at a salary in excess of $35,000 per annum, or any increase in any payment of or commitment to pay any bonus, profit sharing or other extraordinary compensation to any employee;

                  (h) there has been no change in the articles of incorporation or bylaws of Independent;

                  (i) there has been no labor dispute, unfair labor practice charge or employment discrimination charge, nor, to the knowledge of Independent, any organizational effort by any union, or institution or threatened institution, of any effort, complaint or other proceeding in connection therewith, involving Independent, or affecting its operations;

                  (j) there has been no issuance, sale, repurchase, acquisition, or redemption by Independent of any of its capital stock, bonds, notes, debt or other securities, and there has been no modification or amendment of the rights of the holders of any outstanding capital stock, bonds, notes, debt or other securities thereof;

                  (k) there has been no mortgage, lien or other encumbrance or security interest (other than liens for current taxes not yet due or purchase money security interests arising in the ordinary course of business) created on or in (including without limitation, any deposit for security consisting of) any asset or assets of Independent or assumed by it with respect to any asset or assets;

                  (l) there has been no indebtedness or other liability or obligation (whether absolute, accrued, contingent or otherwise) incurred by Independent which would be required to be reflected on a balance sheet of Independent prepared as of the date hereof in accordance with generally accepted accounting principles applied on a consistent basis, except as incurred in the ordinary course of business;

                  (m) no obligation or liability of Independent has been discharged or satisfied, other than in the ordinary course of business;

                  (n) there have been no sales, transfers or other dispositions of any asset or assets of Independent, other than sales in the ordinary course of business; and

                  (o) there has been no amendment, termination or waiver of any right of Independent under any contract or agreement or governmental license, permit or permission which has had or may have an adverse effect on its business or properties.

                  4.2.12 Litigation and Proceedings.  Except as set forth on the
                         --------------------------
Independent  Disclosure  Memorandum,  there  are  no  actions,  decrees,  suits, counterclaims, claims, proceedings or governmental actions or investigations, pending or, to the knowledge of Independent, threatened against, by or affecting Independent, or any officer, director, employee or agent in such person's capacity as an officer, director, employee or agent of Independent or relating to the business or affairs of Independent, in any court or before any arbitrator or governmental agency, and no judgment, award, order or decree of any nature has been rendered against or with respect thereto by any agency, arbitrator, court, commission or other authority, nor does Independent have any unasserted contingent liabilities which might have an adverse effect on its assets or on the operation of its businesses or which might prevent or impede the consummation of the transactions contemplated by this Agreement.

                  4.2.13  Proxy   Materials.   Neither  the  Independent   Proxy
                          -----------------
Materials nor other materials furnished by Independent to the Independent shareholders in connection with the transactions contemplated by this Agreement or the Merger Agreement, or in any amendments thereof or supplements thereto, will, at the times such documents are distributed to the holders of shares of Independent Stock and through the acquisition of shares of Independent Stock by United pursuant to the Merger, contain with respect to Independent any untrue statement of a material fact or omit to state any information required to be stated therein or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made with respect to Independent, not misleading.

         4.3      Business Operations.
                  -------------------

                  4.3.1 Customers. Independent has no knowledge of any presently
                        ---------
existing facts which could reasonably be expected to result in the loss of any material borrower or depositor or in Independent's inability to collect amounts due therefrom or to return funds deposited thereby, except as set forth on the Independent Disclosure Memorandum.

                  4.3.2 Permits;  Compliance  with Law. (a)  Independent has all
                        ------------------------------
permits, licenses, approvals, authorizations and registrations under all federal, state, local and foreign laws required for Independent to carry on its business as presently conducted, and all of such permits, licenses, approvals, authorizations and registrations are in full force and effect, and no suspension or cancellation of any of them is pending or, to the knowledge of Independent, threatened.

                  (b) Independent has complied with all laws, regulations, and orders applicable to it or its business, except for any non-compliance which would not have a material adverse effect on Independent. The Independent Disclosure Memorandum contains a list of any known violations of such laws, regulations, ordinances or rules by any present officer, director, or employee of Independent which occurred since December 31, 1994, and which resulted in any order, proceeding, judgment or decree which would be required to be disclosed pursuant to Item 401(f) of Regulation S-K promulgated by the Securities and Exchange Commission if Independent had been subject to the reporting requirements under the 1933 Act or the Securities Exchange Act of 1934. No past violation of any such law, regulation, ordinance or rule has occurred which could impair the right or ability of Independent to conduct its business.

                  (c) Except as set forth in the Independent Disclosure Memorandum, no notice or warning from any governmental authority with respect to any failure or alleged failure of Independent to comply in any respect with any law, regulation or order has been received, nor is any such notice or warning proposed or, to the knowledge of Independent, threatened.

                  4.3.3   Environmental.   (a)   Except  as  set  forth  in  the
                          -------------
Independent Disclosure Memorandum, Independent

                           (i) has not caused or permitted, and has no knowledge
                  of any claim regarding the environmental condition of the property or the generation, manufacture, use, or handling or the release or presence of, any Hazardous Material on, in, under or from any properties or facilities currently owned or leased by Independent or adjacent to any properties so owned or leased; and

                           (ii) has complied in all material  respects with, and
                  has kept all records and made all filings or reports required by, and is otherwise in substantial compliance with all applicable federal, state and local laws, regulations, orders, permits and licenses relating to the generation, treatment, manufacture, use, handling, release or presence of any Hazardous Material on, in, under or from any properties or facilities currently owned or leased by Independent.

                  (b) To Independent's knowledge, except as set forth in the Independent Disclosure Memorandum, neither Independent nor any of its officers, directors, employees or agents, in the course of such individual's employment by Independent, has given advice with respect to, or participated in any respect in, the decisions regarding Hazardous Material handling or disposal of any entity or concern whose business relates in any way to the generation, storage, handling, disposal, transfer, production, use or processing of Hazardous Material, nor to Independent's knowledge has Independent foreclosed on any property on which there is a threatened release of any Hazardous Material, or on which there has been such a release and full remediation has not been completed.

                  (c)  Except  as  set  forth  in  the  Independent   Disclosure
Memorandum, neither Independent, nor any of its officers, directors, employees, or agents, is aware of, has been told of, or has observed, the presence of any Hazardous Material on, in, under, or around property on which Independent holds a legal or security interest, in violation of, or creating a material liability under, federal, state, or local environmental statutes, regulations, or ordinances.

                  (d) The term "Hazardous Material" means any substance whose nature, use, manufacture, or effect render it subject to federal, state or local regulation governing that material's investigation, remediation or removal as a threat or potential threat to human health or the environment and includes, without limitation, any substance within the meaning of "hazardous substances" under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, "hazardous wastes" within the meaning of the Resource
Conservation and Recovery Act, 42 U.S.C. ss. 6921, any petroleum product, including any fraction of petroleum, or any asbestos containing materials. However, the term "Hazardous Material" shall not include those substances which are normally and reasonably used in connection with the occupancy or operation of office buildings (such as cleaning fluids, and supplies normally used in the day to day operation of business offices).

                  4.3.4  Insurance.   The  Independent   Disclosure   Memorandum
                         ---------
contains a complete list and description (including the expiration date, premium amount and coverage thereunder) of all policies of insurance and bonds presently maintained by, or providing coverage for, Independent or any of its officers, directors and employees, all of which are, and will be maintained through the Closing Date, in full force and effect, together with a complete list of all pending claims under any of such policies or bonds. All terms, obligations and provisions of each of such policies and bonds have been complied with, all premiums due thereon have been paid, and no notice of cancellation with respect thereto has been received. Except as set forth in the Independent Disclosure Memorandum, such policies and bonds provide adequate coverage to insure the properties and businesses of Independent and the activities of its officers, directors and employees against such risks and in such amounts as are prudent and customary. Independent will not as of the Closing Date have any liability for premiums or for retrospective premium adjustments for any period prior to the Closing Date. Independent has heretofore made, or will hereafter make, available to United a true, correct and complete copy of each insurance policy and bond in effect since December 31, 1994 with respect to the business and affairs of Independent.

         4.4      Properties and Assets.
                  ---------------------

                  4.4.1 Contracts and  Commitments.  The Independent  Disclosure
                        --------------------------
Memorandum contains a list identifying and briefly describing all written contracts, purchase orders, agreements, security deeds, guaranties or commitments to which Independent is a party or by which it may be bound involving the payment or receipt, actual or contingent, of more than $25,000 or having a term or requiring performance over a period of more than ninety (90) days. Each such contract, agreement, guaranty and commitment of Independent is in full force and effect and is valid and enforceable in accordance with its terms, and constitutes a legal and binding obligation of the respective parties thereto and is not the subject of any notice of default, termination, partial termination or of any ongoing, pending, completed or threatened investigation, inquiry or other proceeding or action that may give rise to any notice of default, termination or partial termination. Independent has complied in all material respects with the provisions of such contracts, agreements, guaranties and commitments. A true and complete copy of each such document has been or will be made available to United for examination.

                  4.4.2  Licenses;  Intellectual  Property.  Independent has all
                         ---------------------------------
patents, trademarks, trade names, service marks, copyrights, trade secrets and know-how reasonably necessary to conduct its business as presently conducted and, except as described in the Independent Disclosure Memorandum, Independent is not a party, either as licensor or licensee, to any agreement for any patent, process, trademark, service mark, trade name, copyright, trade secret or other confidential information and there are no rights of third parties with respect to any trademark, service mark, trade secrets, confidential information, trade name, patent, patent application, copyright, invention, device or process owned or used by Independent or presently expected to be used by either of them in the future. All patents, copyrights, trademarks, service marks, trade names, and applications therefor or registrations thereof, owned or used by Independent, are listed in the Independent Disclosure Memorandum. Independent has complied with all applicable laws relating to the filing or registration of "fictitious names" or trade names.

                  4.4.3 Personal  Property.  Independent has good and marketable
                        ------------------
title to all of its personalty, tangible and intangible, reflected in the 1999 Independent Financial Statements (except as since sold or otherwise disposed of by it in the ordinary course of business), free and clear of all encumbrances, liens or charges of any kind or character, except (i) those referred to in the notes to the 1999 Independent Financial Statements as securing specified liabilities (with respect to which no default exists or, to the knowledge of Independent, is claimed to exist), (ii) those described in the Independent Disclosure Memorandum and (iii) liens for taxes not due and payable.

                  4.4.4  Independent  Leases.  (a) All leases (the  "Independent
                         -------------------
Leases")  pursuant  to which  Independent  is  lessor  or  lessee of any real or personal property (such property, the "Leased Property") are valid and enforceable in accordance with their terms; there is not under any of the Independent Leases any default or, to the knowledge of Independent, any claimed default by Independent, or event of default or event which with notice or lapse of time, or both, would constitute a default by Independent and in respect of which adequate steps have not been taken to prevent a default on its part from occurring.

                  (b) The copies of the Independent Leases heretofore or hereafter furnished or made available by Independent to United are true, correct and complete, and the Independent Leases have not been modified in any respect other than pursuant to amendments, copies of which have been concurrently delivered or made available to United, and are in full force and effect in accordance with their terms.

                  (c) Except as set forth in the Independent Disclosure Memorandum, there are no contractual obligations, agreements in principle or present plans for Independent to enter into new leases of real property or to renew or amend existing Independent Leases prior to the Closing Date.

                  4.4.5 Real Property. (a) Independent does not own any interest
                        -------------
in any real property (other than as lessee) except as set forth in the Independent Disclosure Memorandum (such properties being referred to herein as "Independent Realty"). Except as disclosed in the Independent Disclosure Memorandum, Independent has good title to the Independent Realty and the titles to the Independent Realty are covered by title insurance policies providing coverage in the amount of the original purchase price, true, correct and complete copies of which have been or will be furnished to United with the Independent Disclosure Memorandum. Independent has not encumbered the Independent Realty since the effective dates of the respective title insurance policies.

                  (b) Except as set forth in the Independent Disclosure Memorandum, the interests of Independent in the Independent Realty and in and under each of the Independent Leases are free and clear of any and all liens and encumbrances and are subject to no present claim, contest, dispute, action or, to the knowledge of Independent, threatened action at law or in equity.

                  (c) The present and past use and operations of, and improvements upon, the Independent Realty and all real properties leased by Independent (the "Independent Leased Real Properties") are in compliance in all material respects with all applicable building, fire, zoning and other applicable laws, ordinances and regulations and with all deed restrictions of record, no notice of any violation or alleged violation thereof has been received, and to the knowledge of Independent there are no proposed changes therein that would affect the Independent Realty, the Independent Leased Real Properties or their uses.

                  (d) Except as set forth in the Independent Disclosure Memorandum, no rent has been paid in advance and no security deposit has been paid by, nor is any brokerage commission payable by or to, Independent with respect to any Lease pursuant to which it is lessor or lessee.

                  (e) Independent is not aware of any proposed or pending change in the zoning of, or of any proposed or pending condemnation proceeding with respect to, any of the Independent Realty or the Independent Leased Real Properties which may adversely affect the Independent Realty or the Independent Leased Real Properties or the current or currently contemplated use thereof.

                  (f) The buildings and structures owned, leased or used by Independent are, taken as a whole, in good operating order (except for ordinary wear and tear), usable in the ordinary course of business, and are sufficient and adequate to carry on the business and affairs of Independent.

         4.5      Employees and Benefits.
                  ----------------------

                  4.5.1 Directors or Officers of Other  Corporations.  Except as
                        --------------------------------------------
set forth in the Independent Disclosure Memorandum, no director, officer, or employee of Independent serves, or in the past five years has served, as a director or officer of any other corporation on behalf of or as a designee of Independent or any of its subsidiaries.

                  4.5.2  Employee  Benefits.  (a)  Except  as set  forth  in the
                         ------------------
Independent Disclosure Memorandum, Independent does not provide and is not obligated to provide, directly or indirectly, any benefits for employees of a material nature, including, without limitation, any pension, profit sharing, stock option, retirement bonus, hospitalization, medical, insurance or vacation under any practice, agreement or understanding.

                  (b) The Independent Disclosure Memorandum lists separately any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") sponsored by Independent (collectively, "ERISA Plans"). True, correct and complete copies of all ERISA Plans and, to the extent applicable, all related trust agreements, insurance contracts, summary plan descriptions, Internal Revenue Service determination letters and filings, the past three years of actuarial reports and valuations, annual reports and Form 5500 filings (including attachments), and any other related documents requested by United or its counsel have been, or prior to the Closing Date will be, made available to United.

                  (c) Independent is not currently and has never been in the past required to contribute to a multiemployer plan as defined in Section 3(37)(A) of ERISA. Independent does not maintain or contribute to, nor within the past six years has it maintained or contributed to, an employee pension benefit plan as defined in Section 3(2) of ERISA that is or was subject to Title IV of ERISA.

                  (d) Except as set forth in the Independent Disclosure Memorandum, each ERISA Plan has been operated and administered in all material respects in accordance with, and has been amended to comply with (unless such amendment is not yet required), all applicable laws, rules and regulations, including, without limitation, ERISA, the Internal Revenue Code of 1986, as amended ("Code"), and the regulations issued under ERISA and the Code. With respect to each ERISA Plan, other than routine claims for benefits submitted in the ordinary course of the benefits process, no litigation or administrative or other proceeding is pending or, to the knowledge of Independent, threatened involving such ERISA Plan or any of its fiduciaries. With respect to each ERISA Plan, neither Independent nor any of its directors, officers, employees or agents, nor to Independent's knowledge, any "party in interest" or "disqualified person" (as such terms are defined in Section 3(14) of ERISA and Section 4975 of the Code) has been engaged in or been a party to any transaction relating to the ERISA Plan which would constitute a breach of fiduciary duty under ERISA or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code), unless such transaction is specifically permitted under Sections 407 or 408 of ERISA, Section 4975 of the Code or a class or administrative exemption issued by the Department of Labor. Except as disclosed in the Independent Disclosure Memorandum, each ERISA Plan that is a group health plan within the meaning of Section 607(l) of ERISA and Section 4980B of the Code is in material compliance with the continuation coverage requirements of Section 501 of ERISA and Section 4980B of the Code.

                  (e) Of the ERISA Plans,  the "employee  pension benefit plans"
within the meaning of Section 3(2) of ERISA (collectively, the "Employee Pension Benefit Plans") are separately identified on the Independent Disclosure Memorandum. With respect to each Employee Pension Benefit Plan, except as set forth on the Independent Disclosure Memorandum: (i) such Employee Pension Benefit Plan is intended to constitute a qualified plan within the meaning of
Section 401(a) of the Code and the trust is intended to be exempt from federal income tax under Section 501(a) of the Code; (ii) all contributions required by such plan have been made or will be made on a timely basis; and (iii) no termination, partial termination or discontinuance of contributions has occurred without a determination by the IRS that such action does not affect the tax-qualified status of such plan.

                  (f) As of the Closing Date, with respect to each ERISA Plan, Independent will have provided adequate reserves, or insurance or qualified trust funds, to provide for all payments and contributions required, or reasonably expected to be required, to be made under the provisions of such ERISA Plan or required to be made under applicable laws, rules and regulations, with respect to any period prior to the Closing Date to the extent reserves are required under generally accepted accounting principles, based on an actuarial valuation satisfactory to the actuaries of Independent representing a projection of claims expected to be incurred under such ERISA Plan.

                  (g) Except as disclosed on the Independent Disclosure Memorandum, Independent does not provide and has no obligation to provide benefits, including, without limitation, death, health or medical benefits (whether or not insured) with respect to current or former employees of Independent beyond their retirement or other termination of service with Independent other than (i) coverage mandated by applicable Law, (ii) benefits under the Employee Pension Benefit Plans, or (iii) benefits the full cost of which is borne by the current or former employee or his beneficiary.

                  (h) Except as disclosed in the Independent Disclosure Memorandum, neither this Agreement nor any transaction contemplated hereby will
(i) entitle any current or former employee, officer or director of Independent to severance pay, unemployment compensation or any similar or other payment, or
(ii) accelerate the time of payment or vesting of, or increase the amount of compensation or benefits due any such employee, officer or director.

                  4.5.3  Labor-Related  Matters.  Except  as  described  in  the
                         ----------------------
Independent Disclosure Memorandum, Independent is not, and has not been, a party to any collective bargaining agreement or agreement of any kind with any union or labor organization or to any agreement with any of its employees which is not terminable at will or upon ninety (90) days notice at the election of, and without cost or penalty to, Independent. Independent has not received at any time in the past five (5) years, any demand for recognition from any union, and no attempt has been made, or will have been made as of the Closing Date, to organize any of its employees. Independent has complied in all material respects with all obligations under the National Labor Relations Act, as amended, the Age Discrimination in Employment Act, as amended, and all other federal, state and local labor laws and regulations applicable to employees. There are no unfair labor practice charges pending or threatened against Independent, and there are, and in the past three (3) years there have been, no charges, complaints, claims or proceedings, no slowdowns or strikes pending or threatened against, or involving, as the case may be, Independent with respect to any alleged violation of any legal duty (including but not limited to any wage and hour claims, employment discrimination claims or claims arising out of any employment relationship) by Independent as to any of its employees or as to any person seeking employment therefrom, and no such violations exist.

                  4.5.4  Related  Party  Transactions.  Except for (a) loans and
                         ----------------------------
extensions of credit made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by Independent with other persons who are not affiliated with Independent, and which do not involve more than the normal risk of repayment or present other unfavorable features, (b) deposits, all of which are on terms and conditions identical to those made available to all customers of Independent at the time such deposits were entered into, and (c) transactions specifically described in the Independent Disclosure Memorandum, there are no contracts with or commitments to present or former 5% or greater shareholders, directors, officers, or employees involving the expenditure after December 31, 1994 of more than $60,000 as to any one individual, including with respect to any business directly or indirectly controlled by any such person, or $100,000 for all such contracts or commitments in the aggregate for all such individuals (other than contracts or commitments relating to services to be performed by any officer, director or employee as a currently-employed employee of Independent).

         4.6      Other Matters.
                  -------------

                  4.6.1 Regulatory  Reports.  Independent will make available to
                        -------------------
United for review and inspection all applications, reports or other documents filed by it for each of its past three full fiscal years with any regulatory or governmental agencies. All of such applications, reports and other documents have been prepared in accordance with applicable rules and regulations of the regulatory agencies with which they were filed.

                  4.6.2 Approvals, Consents and Filings. Except for the approval
                        -------------------------------
of the Federal Reserve and the Department of Banking, or as set forth in the Independent Disclosure Memorandum, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or thereby will (a) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Independent, or any of Independent's assets.

                  4.6.3 Default.  (a) Except for those consents  described in or
                        -------
set forth pursuant to Section 4.6.2 above, neither the execution of this Agreement nor consummation of the transactions contemplated herein (i) constitutes a breach of or default under any contract or commitment to which Independent is a party or by which Independent or its properties or assets are bound, (ii) does or will result in the creation or imposition of any security interest, lien, encumbrance, charge, equity or restriction of any nature whatsoever in favor of any third party upon any assets of Independent, or (iii) constitutes an event permitting termination of any agreement or the acceleration of any indebtedness of Independent.

                  (b) Independent is not in default under its articles of incorporation or bylaws or under any term or provision of any security deed, mortgage, indenture or security agreement or of any other contract or instrument to which Independent is a party or by which it or any of its property is bound.

                  4.6.4  Representations  and Warranties.  No  representation or
                         -------------------------------
warranty contained in this Article IV or in any written statement delivered by or at the direction of Independent pursuant hereto or in connection with the transactions contemplated hereby contains or shall contain any untrue statement, nor shall such representations and warranties taken as a whole omit any statement necessary in order to make any statement not misleading. Copies of all documents that have been or will be furnished to United in connection with this Agreement or pursuant hereto are or shall be true, correct and complete.

                                    ARTICLE V
                                    ---------

               CONDUCT OF BUSINESS OF INDEPENDENT PENDING CLOSING
               --------------------------------------------------

                  Except as expressly otherwise provided herein, Independent covenants and agrees that, without the prior written consent of United between the date hereof and the Closing Date:

                  5.1 Conduct of Business. Independent will conduct its business
                      -------------------
only in the ordinary course, without the creation of any indebtedness for borrowed money (other than deposit and similar accounts and customary credit arrangements between banks in the ordinary course of business). Independent will not engage in or undertake any action that would lead to the disqualification of the pooling of interests method of accounting. Independent knows of no reason that the proposed transaction would not qualify for pooling of interests accounting treatment.

                  5.2 Maintenance of Properties.  Independent  will maintain its
                      -------------------------
properties and assets in good operating condition, ordinary wear and tear excepted.

                  5.3  Insurance.  Independent  will  maintain  and keep in full
                       ---------
force and effect all of the insurance referred to in Section 4.3.4 hereof or other insurance equivalent thereto in all material respects.

                  5.4  Capital  Structure.   No  change  will  be  made  in  the
                       ------------------
authorized or issued capital stock or other securities of Independent, and Independent will not issue or grant any right or option to purchase or otherwise acquire any of the capital stock or other securities of Independent.

                  5.5  Dividends.   Except  for  quarterly   dividends  paid  in
                       ---------
accordance with previous practices, no dividend, distribution or payment will be declared or made in respect to the Independent Stock and Independent will not, directly or indirectly, redeem, purchase or otherwise acquire any of its capital stock.

                  5.6 Amendment of Articles;  Corporate  Existence.  Independent
                      ---------------------
will not amend its articles of incorporation or bylaws, and Independent will maintain its corporate existence and powers.

                  5.7  No  Acquisitions.  Independent  shall  not,  without  the
                       ----------------
express written consent of United, acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other entity or division thereof or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to it.

                  5.8 No  Dispositions.  Independent  will not  sell,  mortgage,
                      ----------------
lease, buy or otherwise acquire, transfer or dispose of any real property or interest therein (except for sales in the ordinary course of business) and Independent will not, except in the ordinary course of business, sell or transfer, mortgage, pledge or subject to any lien, charge or other encumbrance any other tangible or intangible asset.

                  5.9  Banking  Arrangements.  No  change  will  be  made in the
                       ---------------------
banking and safe deposit arrangements referred to in Section 4.2.8 hereof.

                  5.10 Contracts.  Except for renewals of existing  contracts in
                       ---------
effect as of the date hereof, or entering into a contract for the purpose of substituting a vendor under any such existing contract, Independent will not, without the express written consent of United, enter into any contract of the kind described in Section 4.4.1 hereof.

                  5.11 Books and Records.  The books and records of  Independent
                       -----------------
will be maintained in the usual, regular and ordinary course.

                  5.12  Advice of Changes.  Independent  shall  promptly  advise
                        -----------------
United orally and in writing of any change or event having, or which the Independent Management believes could have, a material adverse effect on the assets, liabilities, business, operations or financial condition of Independent.

                  5.13 Reports.  Independent  shall file all reports required to
                       -------
be filed with any regulatory or governmental agencies between the date of this Agreement and the Closing Date and shall deliver to United copies of all such reports promptly after the same are filed.


                                   ARTICLE VI
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF UNITED
                    ----------------------------------------

                  As an inducement to Independent to enter into this Agreement and to consummate the transactions contemplated hereby, United represents, warrants, covenants and agrees as follows:

                  6.1 Corporate  Status.  United is a business  corporation duly
                      -----------------
organized, validly existing and in good standing under the laws of the State of Georgia and has no direct or indirect subsidiaries, which are material to United, other than United Community Bank, Blairsville, Georgia ("United Bank"), Towns County Bank, Hiawassee, Georgia ("Towns"), Peoples Bank of Fannin County, Blue Ridge, Georgia ("Fannin"), White County Bank, Cleveland, Georgia ("White"), Carolina Community Bank, Murphy, North Carolina ("Carolina"), Bank of Adairsville, Adairsville, Georgia ("Adairsville"), First Clayton Bank & Trust Company, Clayton, Georgia ("Clayton"), 1st Floyd Bank, Rome, Georgia ("Floyd") and United Family Finance Company, Blairsville, Georgia (the "Finance Company") (collectively the "United Subsidiaries.") The United Subsidiaries are banking corporations, except for the Finance Company, which is a business corporation, all of which are duly organized, validly existing and in good standing under the laws of the State of Georgia with respect to United Bank, Towns, Fannin, White, Adairsville, Floyd, Clayton, and the Finance Company, and the State of North Carolina with respect to Carolina. United and the United Subsidiaries are entitled to own or lease their respective properties and to carry on their respective businesses in the places where such properties are now owned, leased or operated and such businesses are now conducted.

                  6.2  Authority.  Subject to the approval of various  state and
                       ---------
federal regulators, the execution, delivery and performance of this Agreement and the other transactions contemplated or required in connection herewith will not, with or without the giving of notice or the passage of time, or both, (a) violate any provision of federal or state law applicable to United, the violation of which could be reasonably expected to have a material adverse effect on the business, operations, properties, assets, financial condition or prospects of United; (b) violate any provision of the articles of incorporation or bylaws of United; (c) conflict with or result in a breach of any provision of, or termination of, or constitute a default under any instrument, license, agreement, or commitment to which United is a party, which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, financial condition or prospects of United; or (d) constitute a violation of any order, judgment or decree to which bound. Assuming this Agreement constitutes the valid and binding obligation of Independent, this Agreement constitutes the valid and binding obligation of United, and is enforceable in accordance with its terms, except as limited by laws affecting creditors' rights generally and by the discretion of courts to compel specific performance.

                  6.3 Capital  Structure.  (a) As of the date of this Agreement,
                      ------------------
United has authorized capital stock consisting solely of 10,000,000 shares of common stock, par value $1.00 per share, of which 8,429,090 shares are issued and outstanding as of the date hereof including 140,000 deemed outstanding pursuant to United's prime plus 1/4% Convertible Subordinated Debentures due December 31, 2006 (the "2006 Debentures") and presently exercisable options to acquire 254,822 shares (the "United Stock Options") and 10,000,000 shares of Preferred Stock, none of which is outstanding. All of the issued and outstanding shares of United Stock and the United Subsidiaries capital stock (the "United Subsidiaries Stock") is duly and validly issued, fully paid and nonassessable and was offered, issued and sold in compliance with all applicable federal or state securities laws. No person has any right of rescission or claim for damages under federal or state securities laws with respect to the issuance of shares of United Stock or any of the shares of United Subsidiaries Stock previously issued. None of the shares of United Stock has been issued in violation of the preemptive or other rights of any shareholder of United. None of the shares of the United Subsidiaries Stock was issued in violation of the preemptive or other rights of any shareholder of the United Subsidiaries. All of the issued and outstanding shares of the United Subsidiaries Stock are owned by United.

                  (b) Except for the 2006 Debentures and the United Stock Options, United does not have outstanding any securities which are either by their terms or by contract convertible or exchangeable into United Stock, or any other securities or debt, of United, or any preemptive or similar rights to subscribe for or to purchase, or any options or warrants or agreements or understandings for the purchase or the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock. United is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire, or to register, any shares of its capital stock.

                  (c) There is no agreement, arrangement or understanding to which United is a party restricting or otherwise relating to the transfer of any shares of United Stock.

                  (d) All shares of common stock or other capital stock, or any other securities or debt, of United, which have been purchased or redeemed by United have been purchased or redeemed in accordance with all applicable federal, state and local laws, rules, and regulations, including, without limitation, all federal and state securities laws and rules and regulations of any securities exchange or system on which such stock, securities or debt are, or at such time were, traded, and no such purchase or redemption has resulted or will, with the giving of notice or lapse of time, or both, result in a default or acceleration of the maturity of, or otherwise modify, any agreement, note, mortgage, bond, security agreement, loan agreement or other contract or commitment of United.

                  6.4 Financial Statements.  United has delivered to Independent
                      --------------------
true, correct and complete copies of the audited financial statements of United for the years ended December 31, 1997, 1998 and 1999, including balance sheets, statements of income, statements of shareholders' equity, statements of cash flows and related notes (the audited financial statements for the year ended

December 31, 1999 being referred to as the "1999 United Financial Statements"). All of such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the assets, liabilities and financial condition of United as of the dates indicated therein and the results of its operations for the respective periods then ended.

                  6.5 Permits;  Compliance with Law. (a) United has all permits,
                      -----------------------------
licenses, approvals, authorizations and registrations under all federal, state, local and foreign laws required for United to carry on its business as presently conducted, and all of such permits, licenses, approvals, authorizations and registrations are in full force and effect, and no suspension or cancellation of any of them is pending or, to the knowledge of United, threatened.

                  (b) United has complied with all laws, regulations, and orders applicable to it or its business, except for any non-compliance which would not have a material adverse effect on United, and United has received no notice or warning from any governmental authority with respect to any failure or alleged failure of United to comply in any respect with any law, regulation or order has been received, nor is any such notice or warning proposed or, to the knowledge of United, threatened.

                  6.6 Litigation and Proceedings. There are no actions, decrees,
                      --------------------------
suits, counterclaims, claims, proceedings or governmental actions or investigations, pending or, to the knowledge of United, threatened against, by or affecting United, any officer, director, employee or agent in such person's capacity as an officer, director, employee or agent of United or relating to the business or affairs of United, in any court or before any arbitrator or governmental agency, and no judgment, award, order or decree of any nature has been rendered against or with respect thereto by any agency, arbitrator, court, commission or other authority, nor does United have any unasserted contingent liabilities which may have an adverse effect on its assets or on the operation of its businesses or which might prevent or impede the consummation of the transactions contemplated by this Agreement.

                  6.7 Default. (a) Except for those consents described in or set
                      -------
forth pursuant to Section 6.2 above, neither the execution of this Agreement nor consummation of the transactions contemplated herein (i) constitutes a breach of or default under any contract or commitment to which United is a party or by which United or its properties or assets are bound, (ii) does or will result in the creation or imposition of any security interest, lien, encumbrance, charge, equity or restriction of any nature whatsoever in favor of any third party upon any assets of United, or (iii) constitutes an event permitting termination of any agreement or the acceleration of any indebtedness of United.

                  (b) United is not in default under its articles of incorporation or bylaws or under any term or provision of any security deed, mortgage, indenture or security agreement or of any other contract or instrument to which United is a party or by which it or any of its property is bound.

                  6.8  Disclosure  Reports.  United  has a class  of  securities
                       -------------------
registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and has delivered to Independent copies of:

                  (a) its Annual Report on Form 10-K for its fiscal year ended December 31, 1998 (and those portions of its 1998 Annual Report to Shareholders incorporated therein by reference) filed pursuant to Section 13 of the Act;

                  (b) the Proxy Statement for its Annual Meeting of Shareholders held on April 15, 1999, filed pursuant to Section 14 of the Act; and

                  (c) its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999, and September 30, 1999, filed pursuant to Section 13 of the Act.

The report, proxy statement and quarterly reports include all of the regular and periodic reports and proxy statements required to be filed by United with the Securities and Exchange Commission since September 30, 1999, and are herein collectively referred to as the "United SEC Reports." The United SEC Reports taken together correctly describe, among other things, the business, operations and principal properties of United in accordance with the requirements of the applicable report forms. As of the respective dates of filing, none of the United SEC Reports contained any untrue statement of material fact necessary to make the statements therein not misleading. The financial statements contained in the United SEC Reports have been prepared in accordance with generally accepted accounting principals consistently applied and present fairly the financial condition of United as of the dates thereof and the results of operations for the periods covered thereby.

                  6.9 No Material  Adverse Change.  Since the date of its latest
                      ----------------------------
published financial statements included in the United SEC Reports, there has not been any change in the condition of United, any contracts entered into by United, or other changes in the operations of United which, in any case, would have a material adverse effect on United on a consolidated basis taken as a whole.

                  6.10  Representations  and Warranties.  No  representation  or
                        -------------------------------
warranty contained in this Article VI or in any written statement delivered by or at the direction of United pursuant hereto or in connection with the transactions contemplated hereby contains or shall contain any untrue statement, nor shall such representations and warranties taken as a whole omit any statement necessary in order to make any statement not misleading. Copies of all documents that have been or will be furnished to Independent in connection with this Agreement or pursuant hereto are or shall be true, correct and complete.

                                   ARTICLE VII
                                   -----------

                       CONDITIONS TO OBLIGATIONS OF UNITED
                       -----------------------------------

                  All of the obligations of United under this Agreement are subject to the fulfillment prior to or at the Closing Date of each of the following conditions, any one or more of which may be waived by United:

                  7.1   Veracity  of   Representations   and   Warranties.   The
                        -------------------------------------------------
representations and warranties of Independent contained herein or in any certificate, schedule or other document delivered pursuant to the provisions hereof, or in connection herewith, shall be true in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true in all material respects at and as of such time, except as a result of changes or events expressly permitted or contemplated herein.

                  7.2   Performance  of  Agreements.   Independent   shall  have
                        ----------------------------
performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                  7.3 Certificates, Resolutions, Opinion. Independent shall have
                      ----------------------------------
delivered to United:

                           (a) a certificate executed by the President and Secretary of Independent, dated as of the Closing Date, and certifying in such detail as United may reasonably request to the fulfillment of the conditions specified in Sections 7.1 and 7.2 hereof;

                           (b) duly adopted resolutions of the Board of Directors and shareholders of Independent certified by the Secretary thereof, dated the Closing Date, (i) authorizing and approving the execution of this Agreement (with respect to the directors of Independent) and the Merger Agreement (with respect to the directors and shareholders of Independent) and the consummation of the transactions contemplated herein and therein in accordance with their respective terms and (ii) authorizing all other necessary and proper corporate action to enable Independent to comply with the terms hereof and thereof;

                           (c) certificates of the valid existence of Independent and Independent Bank under the laws of the State of Georgia, executed by the Secretary of State and the Department of Banking, respectively, and dated not more than five (5) business days prior to the Closing Date;

                           (d) certificates from the appropriate public officials of the State of Georgia, dated not more than five (5) business days prior to the Closing Date, certifying that Independent has filed all corporate tax returns required by the laws of such state and has paid all taxes shown thereon to be due; and

                           (e) an opinion of Powell, Goldstein, Frazier & Murphy, counsel for Independent, dated the Closing Date, in the form attached hereto as Exhibit D.

                  7.4 Shareholder Approval. The Merger Agreement shall have been
                      --------------------
approved by the vote of the holders of at least a majority of Independent Stock.

                  7.5 Regulatory Approvals.  United shall have received from any
                      --------------------
and all governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement and the Merger Agreement, including, but not limited to the Federal Reserve and the Department of Banking, such consents, authorizations and approvals as are necessary for the consummation thereof and all applicable waiting or similar periods required by law shall have expired.

                  7.6 Effective Registration Statement.  The United Registration
                      -------------------------------
Statement shall have been declared effective by the SEC and no stop order shall have been entered with respect thereto.

                  7.7 Certificate of Merger. The Secretary of State of the State
                      ---------------------
of Georgia shall have issued a certificate of merger with regard to the Merger in accordance with the provisions of the Georgia Business Corporation Code.

                  7.8 Accountants'  Letter.  United shall have received a letter
                      --------------------
from Mauldin & Jenkins, dated the Closing Date, to the effect that: At the request of Independent they have carried out procedures to a specified date not more than five business days prior to the Closing Date, which procedures did not constitute an examination in accordance with generally accepted auditing standards, of the financial statements of Independent, as follows: (a) read the unaudited balance sheets and statements of income of Independent from December 31, 1999 through the date of the most recent monthly financial statements available in the ordinary course of business; (b) read the minutes of the meetings of shareholders and Board of Directors of Independent from December 31, 1998 to said date nor more than five business days prior to the Closing Date; and (c) consulted with certain officers and employees of Independent responsible for financial and accounting matters and, based on such procedures, nothing has come to their attention which would cause them to believe that (i) such unaudited interim balance sheets and statements of income are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the 1999 Independent Financial Statements, (ii) as of said date not more than five business days prior to the Closing Date, the shareholders' equity, long-term debt, reserve for possible loan losses and total assets of Independent, in each case as compared with the amounts shown in the 1999 Independent Financial Statements, are not different except as set forth in such letter, or (iii) for the period from December 31, 1998 to said date not more than five business days prior to the Closing Date, the net interest income, total and per-share amounts of consolidated income (before extraordinary items) and net income of Independent, as compared with the corresponding portion of the preceding 12-month period, are not different except as set forth in such letter.

                  7.9 Employment Agreement.  James H. Powell shall have executed
                      --------------------
an  employment  agreement  in form  reasonably  satisfactory  to United  and Mr.
Powell.

                  7.10  Pooling of  Interests.  United  shall have  received  an
                        ---------------------
opinion of Porter, Keadle, Moore LLP, certified public accountants, to the effect that the Merger will be accounted for as a "pooling of interests," which opinion will be subject only to such qualifications, exceptions and factual assumptions as are satisfactory to United.

                  7.11 Increase in Authorized  Capital Stock. An increase in the
                       -------------------------------------
number of authorized shares United common stock, from 10,000,000 shares to 50,000,000 shares, shall have been approved by a vote of the shareholders of United.


                                  ARTICLE VIII
                                  ------------

                    CONDITIONS TO OBLIGATIONS OF INDEPENDENT
                    ----------------------------------------

                  All of the obligations of Independent under this Agreement are subject to the fulfillment prior to or at the Closing Date of each of the following conditions, any one or more of which may be waived by it:

                  8.1   Veracity  of   Representations   and   Warranties.   The
                        -------------------------------------------------
representations and warranties of United contained herein or in any certificate, schedule or other document delivered pursuant to the provisions hereof, or in connection herewith, shall be true in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true in all material respects at and as of such time, except as a result of changes or events expressly permitted or contemplated herein (provided that representations and warranties which are confined to a specific date shall speak only as of such date).

                  8.2 Performance of Agreements. United shall have performed and
                      -------------------------
complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

                  8.3  Certificates,  Resolutions,  Opinion.  United  shall have
                       ------------------------------------
delivered to Independent:

                           (a) a certificate executed by the President and Secretary of United, dated the Closing Date, certifying in such detail as Independent may reasonably request to the fulfillment of the conditions specified in Sections 8.1 and 8.2 hereof;

                           (b) duly adopted resolutions of the board of directors of United, certified by the Secretary thereof, dated the Closing Date, (i) authorizing and approving the execution of this Agreement and the Merger Agreement on behalf of United, and the consummation of the transactions contemplated herein and therein in accordance with their respective terms, and (ii) authorizing all other necessary and proper corporate actions to enable United to comply with the terms hereof and thereof;

                           (c) a certificate of the valid existence of United, under the laws of the State of Georgia executed by the Secretary of State of the State of Georgia, dated not more than five (5) business days prior to the Closing Date;

                           (d) certificates from the appropriate public officials of the State of Georgia, dated not more than five (5) business days prior to the Closing Date, certifying that United has filed all corporate tax returns required by the laws of such state and has paid all taxes shown thereon to be due; and

                           (e) an opinion of Kilpatrick Stockton LLP, counsel for United, dated the Closing Date, in the form attached hereto as Exhibit E.

                  8.4 Shareholder Approval. The Merger Agreement shall have been
                      --------------------
approved by the vote of the holders of at least a majority of Independent Stock.

                  8.5   Regulatory   Approvals.   Any   and   all   governmental
                        ----------------------
authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement and the Merger Agreement, including, but not limited to the Federal Reserve and the Department of Banking, shall have granted such consents, authorizations and approvals as are necessary for the consummation hereof and thereof, and all applicable waiting or similar periods required by law shall have expired.

                  8.6 Effective Registration Statement.  The United Registration
                      --------------------------------
Statement shall have been declared effective by the SEC and no stop order shall have been entered with respect thereto.

                  8.7  Tax  Opinion.   Independent   shall  have  received  from
                       ------------
Kilpatrick  Stockton  LLP  its  opinion,   in  form  and  substance   reasonably
satisfactory to Independent, to the effect that:

                           (1) The Merger and the issuance of shares of United Stock in connection therewith, as described herein and in the Merger Agreement, will constitute a tax-free reorganization under Section 368(a)(1)(A) of the Code;

                           (2) No gain or loss will be recognized by holders of Independent Stock upon the exchange of such stock solely for United Stock as a result of the Merger;

                           (3)  Gain or  loss  will be  recognized  pursuant  to
        Section 302 of the Code by holders of Independent Stock upon their receipt of cash in lieu of fractional shares of United Stock and upon their exercise of dissenters' rights;

                           (4) No gain or loss will be recognized by Independent as a result of the Merger;

                           (5) The aggregate tax basis of United Stock received by shareholders of Independent pursuant to the Merger will be the same as the tax basis of the shares of Independent Stock exchanged therefor decreased by any portion of such tax basis allocated to fractional shares of United Stock that are treated as redeemed by United; and

                           (6) The holding period of the shares of United Stock received by the shareholders of Independent will include the holding period of the shares of Independent Stock exchanged therefor, provided that the stock of Independent is held as a capital asset on the date of the consummation of the Merger.

                  8.8 Certificate of Merger. The Secretary of State of the State
                      ---------------------
of Georgia shall have issued a certificate of merger with regard to the Merger in accordance with the provisions of the Georgia Business Corporation Code.

                  8.9 Employment Agreement.  James H. Powell shall have executed
                      --------------------
an  employment  agreement  in form  reasonably  satisfactory  to United  and Mr.
Powell.

                  8.10 Increase in Authorized  Capital Stock. An increase in the
                       ------------------------------------
number of authorized shares United common stock, from 10,000,000 shares to 50,000,000 shares, shall have been approved by a vote of the shareholders of United.

                  8.11 Fairness  Opinion.  Independent  shall have received from
                       -----------------
Alex Sheshunoff and Company an opinion, dated no more than five business days prior to the date of the Indpendent Proxy Materials, that the consideration to be received by Independent shareholders as a result of the Merger is fair from a financial point of view.

                                   ARTICLE IX
                                   ----------

                            WARRANTIES, NOTICES, ETC.
                            -------------------------

                  9.1 Warranties. All statements contained in any certificate or
                      ----------
other instrument delivered by or on behalf of Independent or United pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties hereunder by them. Unless the context otherwise requires, the representations and warranties required of Independent shall be required to be made, and shall be considered made, on behalf of both Independent and its subsidiary Independent Bank, and the representations and warranties required of United, shall be required to be made, and shall be considered made, on behalf of United and the United Subsidiaries.

                  9.2   Survival  of   Representations.   All   representations,
                        ------------------------------
warranties, covenants, and agreements made by either party hereto in or pursuant to this Agreement or in any instrument, exhibit, or certificate delivered pursuant hereto shall be deemed to have been material and to have been relied upon by the party to which made, but, except as set forth hereafter or specifically stated in this Agreement, such representations, warranties, covenants, and agreements shall expire and be of no further force and effect upon the consummation of the Merger; provided, however, that the following shall survive consummation of the Merger and the transactions contemplated hereby:

                           (a) the opinions of counsel referred to in Sections 7.3(f) and 8.3(e) of this Agreement;

                           (b) any intentional misrepresentation of any material fact made by either party hereto in or pursuant to this Agreement or in any instrument, document or certificate delivered pursuant hereto; and

                           (c) the covenant with respect to the confidentiality of certain information contained in Section 3.5 hereof.

                  9.3 Notices. All notices or other  communications  required or
                      -------
permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient thereof at its address or facsimile number set out below. Any such notice or communication shall be deemed to have been duly given immediately (if given or made in person or by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this Paragraph 9.3 on the date of such facsimile), or five days after mailing (if given or made by mail), and in proving same it shall be sufficient to show that the envelope containing the same was delivered to the delivery service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. Either party may change the address to which notices or other communications to such party shall be delivered or mailed by giving notice thereof to the other party hereto in the manner provided herein.

                  (a)      To Independent:      Independent Bancshares, Inc.
                                                4484 Marietta Street
                                                Powder Springs, Georgia  30127
                                                Attention:  James H. Powell
                                                               President & CEO
                                                Facsimile:

                           With copies to:      Powell, Goldstein, Frazer &
                                                  Murphy LLP
                                                191 Peachtree Street, N.E.
                                                Suite 1600
                                                Atlanta, Georgia  30303
                                                Attention:  Walter G. Moeling,
                                                              IV
                                                Facsimile:  (404) 572-6999

                  (b)      To United:           United Community Banks, Inc.
                                                P.O. Box 398
                                                Blairsville, Georgia 30512
                                                Attention:   Jimmy Tallent
                                                             President
                                                Facsimile:  (706) 745-1335

                           With copies to:      Kilpatrick Stockton LLP
                                                Suite 2800
                                                1100 Peachtree Street
                                                Atlanta, Georgia  303039-4530
                                                Attention:  Richard R. Cheatham
                                                Facsimile:  (404) 815-6555

                  9.4 Entire Agreement.  This Agreement and the Merger Agreement
                      ----------------
supersede all prior discussions and agreements between Independent and United with respect to the Merger and the other matters contained herein and therein, and this Agreement and the Merger Agreement contain the sole and entire agreement between Independent and United with respect to the transactions contemplated herein and therein.

                  9.5 Waiver; Amendment. Prior to or on the Closing Date, United
                      -----------------
shall have the right to waive any default in the performance of any term of this Agreement by Independent, to waive or extend the time for the fulfillment by Independent of any or all of Independent' obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of United under this Agreement, except any condition which, if not satisfied, would result in the violation of any law or applicable governmental regulation. Prior to or on the Closing Date, Independent shall have the right to waive any default in the performance of any term of this Agreement by United, to waive or extend the time for the fulfillment by United of any or all of United's obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Independent under this Agreement, except any condition which, if not satisfied, would result in the violation of any law or applicable governmental regulation. This Agreement may be amended by a subsequent writing signed by the parties hereto, provided, however, that the provisions of Sections
7.5 and 8.5 requiring regulatory approval shall not be amended by the parties hereto without regulatory approval.


                                    ARTICLE X
                                    ---------

                                   TERMINATION
                                   -----------

                  This Agreement may be terminated at any time prior to or on the Closing Date upon written notice to the other party as follows, and, upon any such termination of this Agreement, neither party hereto shall have any liability to the other, except that the provisions of Section 3.5 hereof shall survive the termination of this Agreement for any reason.

                  10.1 Material  Adverse  Change.  (a) By United,  if, after the
                       -------------------------
date hereof, a material adverse change in the financial condition or business of Independent shall have occurred which change would reasonably be expected to have a material adverse affect on the market price of Independent Stock, or if Independent shall have suffered a material loss or damage to any of its properties or assets, which change, loss or damage materially affects or impairs its ability to conduct its business. (b) By Independent, if, after the date hereof, a material adverse change in the financial condition or business of United shall have occurred which change would reasonably be expected to have a material adverse affect on the market price of United Stock, or if United shall have suffered a material loss or damage to any its properties or assets, which change, loss or damage materially affects or impairs its ability to conduct its business.

                  10.2 Noncompliance.  (a) By United, if the terms, covenants or
                       -------------
conditions of this Agreement to be complied with or performed by Independent before the Closing shall not have been substantially complied with or substantially performed at or before the Closing Date and such noncompliance or nonperformance shall not have been waived by United. (b) By Independent, if the terms, covenants or conditions of this Agreement to be complied with or performed by United before the Closing shall not have been substantially complied with or substantially performed at or before the Closing Date and such noncompliance or nonperformance shall not have been waived by Independent.

                  10.3 Failure to Disclose.  (a) By United,  if it learns of any
                       -------------------
fact or condition not disclosed in this Agreement, the Independent Disclosure Memorandum, or the 1999 Independent Financial Statements, which was required to be disclosed by Independent pursuant to the provisions of this Agreement at or prior to the date of execution hereof with respect to the business, properties, assets or earnings of Independent which materially and adversely affects such business, properties, assets or earnings or the ownership, value or continuance thereof. (b) By Independent, if it learns of any fact or condition not disclosed in this Agreement or the 1999 United Financial Statements, which was required to be disclosed by United pursuant to the provisions of this Agreement at or prior to the date of execution hereof with respect to the business, properties, assets or earnings of United which materially and adversely affect such business, properties, assets or earnings or the ownership, value or continuance thereof.

                  10.4 Adverse Proceedings. By either party, if any action, suit
                       -------------------
or proceeding shall have been instituted or threatened against either party to this Agreement to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated herein, which, in the good faith opinion of Independent or United makes consummation of the transactions herein contemplated inadvisable.

                  10.5  Termination  Date. By either party,  if the Closing Date
                        -----------------
shall not have occurred on or before August 31, 2000.

                  10.6  Dissenters.  By  United,  if the  holders  of more  than
                        ----------
155,852 shares of the outstanding Independent Stock elect to exercise this statutory right to dissent from the Merger and demand payment in cash for the "fair value" of their shares.

                  10.7  Shareholders  Vote.  By  either  party,  if  the  Merger
                        ------------------
Agreement is not approved by the Vote of the holders of Independent Stock as required by applicable law.

                  10.8 Environmental Liability of Independent.  By United, if it
                       --------------------------------------
learns of any potential liability of Independent arising from noncompliance with any federal, state or local environmental law by Independent, or any potential liability of Independent arising from any environmental condition of the properties or assets of Independent, including any properties or assets in which Independent holds a security interest.


                                   ARTICLE XI
                                   ----------

                          COUNTERPARTS, HEADINGS, ETC.
                          ----------------------------

                  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings herein set out are for convenience of reference only and shall not be deemed a part of this Agreement. A pronoun in one gender includes and applies to the other genders as well.


                                   ARTICLE XII
                                   -----------

                                 BINDING EFFECT
                                 --------------

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be assigned by either party without the prior written consent of the other.


                                  ARTICLE XIII
                                  ------------

                                  GOVERNING LAW
                                  -------------

                  The validity and effect of this Agreement and the Merger Agreement and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, Independent and United have caused this Agreement to be executed by their respective duly authorized corporate officers and their respective corporate seals to be affixed hereto as of the day and year first above written.

                                                    INDEPENDENT BANCSHARES, INC.



(CORPORATE SEAL)                                  By:_________________________
                                                      Name:___________________
                                                      Title:__________________
Attest:

_____________________________
Secretary

                                                    UNITED COMMUNITY BANKS, INC.



(CORPORATE SEAL)                                  By:      /s/ Jimmy C. Tallent
                                                      --------------------------
                                                      Name:  Jimmy Tallent
                                                      Title:  President
Attest:

         /s/ Billy M. Decker
----------------------------
Secretary

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of this _____ day of ____, 2000, by and between UNITED COMMUNITY BANKS, INC. ("United") and INDEPENDENT BANCSHARES, INC. ("Independent"), both Georgia corporations (said corporations are hereinafter collectively referred to as the "Constituent Corporations").

                                R E C I T A L S:
                                 - - - - - - - -

                  WHEREAS, the authorized capital stock of United consists of 10,000,000 shares of Common Stock, $1.00 par value per share (the "United Stock"), of which 8,429,090 shares are issued and outstanding; and

                  WHEREAS, the authorized capital stock of Independent consists of 10,000,000 shares of Common Stock, $1.00 par value per share, of which 2,067,439 shares are issued and outstanding, including options to acquire 119,283 shares of Common Stock ("Independent Stock"); and

                  WHEREAS, the respective Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of each such corporation and its shareholders that Independent merge with United, with United being the surviving corporation; and

                  WHEREAS, the respective Boards of Directors of the Constituent Corporations, by resolutions duly adopted, have unanimously approved and adopted this Agreement, and the Board of Directors of Independent, by resolution duly adopted, has directed that this Agreement be submitted to the shareholders of Independent for their approval; and

                  WHEREAS, United has agreed to issue shares of United Stock which shareholders of Independent will be entitled to receive, according to the terms and conditions contained herein, on or after the Effective Date (as defined herein) of the merger provided for herein.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which as legally sufficient consideration are hereby acknowledged, the parties hereto have agreed and do hereby agree, as follows:

         1.       MERGER.
                  ------

                  Pursuant to and with the effects provided in the applicable provisions of Article 11 of the Georgia Business Corporation Code, as amended (Chapter 2 of Title 14 of the Official Code of Georgia), Independent (hereinafter sometimes referred to as the "Merged Corporation") shall be merged with and into United (the "Merger"). United shall be the surviving corporation (the "Surviving Corporation") and shall continue under the name "United Community Banks, Inc." On the Effective Date (as defined herein) of the Merger, the individual existence of the Merged Corporation shall cease and terminate.

         2.       ACTIONS TO BE TAKEN.
                  -------------------

                  The acts and things required to be done by the Georgia Business Corporation Code in order to make this Agreement effective, including the submission of this Agreement to the shareholders of the Merged Corporation and the filing of the Certificate of Merger relating hereto in the manner provided in said Code, shall be attended to and done by the proper officers of the Constituent Corporations with the assistance of counsel as soon as practicable.

         3.       EFFECTIVE DATE.
                  --------------

                  The Merger shall be effective upon the approval of this Agreement by the shareholders of the Merged Corporation and the filing of the Certificate of Merger relating hereto in the manner provided in the Georgia Business Corporation Code (the "Effective Date").

         4.       ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING
                  -----------------------------------------------------
CORPORATION.
------------
                  (a) The Articles of Incorporation of United, as heretofore amended, shall on the Effective Date be the Articles of Incorporation of the Surviving Corporation.

                  (b) Until altered, amended or repealed, as therein provided, the Bylaws of United as in effect on the Effective Date shall be the Bylaws of the Surviving Corporation.

         5.       MANNER AND BASIS OF  CONVERTING  SHARES OF CAPITAL  STOCK;
                  ----------------------------------------------------------
CAPITAL  STRUCTURE OF THE  SURVIVING CORPORATION.
------------------------------------------------

                  The manner and basis of converting the shares of capital stock of each of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

                  (a) Upon the Effective Date each of the shares of Independent Stock outstanding on the Effective Date shall be converted into fully paid and nonassessable shares of United Stock at the rate of .4211 shares of United Stock for each outstanding share of Independent Stock. If either party should change the number of its outstanding shares as a result of a stock split, stock dividend, or similar recapitalization with respect to such shares prior to the Effective Date then the shares to be issued hereunder to holders of Independent Stock shall be proportionately adjusted.

                  (b) No scrip or fractional share certificates of United Stock shall be issued in connection with the Merger and an outstanding fractional share interest will not entitle the owner thereof to vote, to receive dividends or to have any of the rights of a shareholder with respect to such fractional interest. In lieu of any fractional interest, there shall be paid in cash an amount (computed to the nearest cent) equal to such fraction multiplied by $38.00.

                  (c) Upon the Effective Date, all rights with respect to Independent Stock pursuant to stock options (the "Independent Stock Options") granted by Independent which are outstanding at the Effective Date, whether or not exercisable, shall be converted into and become rights with respect to United Stock, and United shall assume each Independent Stock Option in accordance with the terms of the stock option plan and the stock option agreement by which it is evidenced. From and after the Effective Date, (i) each Independent Stock Option assumed by United may be exercised solely for shares of United Stock, (ii) the number of shares of United Stock subject to such Independent Stock Option shall be equal to the product of the number of shares of Independent Stock subject to such Independent Stock Option immediately prior to the Effective Date multiplied by .4211, and (iii) the per share exercise price under each such Independent Stock Option shall be adjusted by dividing the per share exercise price by .4211 and rounding down to the nearest cent.

                  (d) As soon as practicable after the Effective Date, each holder as of the Effective Date of any of the shares of Independent Stock, upon presentation and surrender of the certificates representing such shares to United, shall be entitled to receive in exchange therefor a certificate representing the number of shares of United Stock to which such shareholder shall be entitled according to the terms of this Agreement. Until such surrender, each such outstanding certificate which prior to the Effective Date represented Independent Stock shall be deemed for all corporate purposes to evidence ownership of the number of shares of United Stock into which the same shall have been converted and the right to receive payment for fractional shares.

                  (e) Upon the Effective Date, each share of United Stock issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence a share of common stock of the Surviving Corporation.

         6.       TERMINATION OF SEPARATE EXISTENCE.
                  ---------------------------------

                  Upon the Effective Date, the separate existence of the Merged Corporation shall cease and the Surviving Corporation shall possess all of the rights, privileges, immunities, powers and franchises, as well of a public nature as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities, obligations and penalties of each of the Constituent Corporations; and any claim existing or action or proceeding, civil or criminal, pending by or against either of said Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and any judgment rendered against either of the Constituent Corporations may thenceforth be enforced against the Surviving Corporation; and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

         7.       FURTHER ASSIGNMENTS.
                  -------------------

                  If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of the Merged Corporation, the proper officers and directors of the Merged Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary and proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

         8.       CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER.
                  --------------------------------------------------

                  This Agreement is subject to, and consummation of the Merger is conditioned upon, the fulfillment as of the Effective Date of each of the following conditions:

                  (a) Approval of this Agreement by the affirmative vote of the holders of a majority of the outstanding voting shares of Independent Stock; and

                  (b) All the terms, covenants, agreements, obligations and conditions of the Agreement and Plan of Reorganization (the "Acquisition Agreement") of even date herewith by and between Independent and United to be complied with, satisfied and performed on or prior to the Closing Date (as defined therein), shall have been complied with, satisfied and performed in all material respects unless accomplishment of such covenants, agreements, obligations and conditions has been waived by the party benefited thereby.

         9.       TERMINATION.
                  -----------

                  This Agreement may be terminated and the Merger abandoned in accordance with the terms of the Acquisition Agreement, at any time before or after adoption of this Agreement by the directors of either of the Constituent Corporations, notwithstanding favorable action on the Merger by the shareholders of the Merged Corporation, but not later than the issuance of the certificate of merger by the Secretary of State of Georgia with respect to the Merger in accordance with the provisions of the Georgia Business Corporation Code.

         10.      COUNTERPARTS; TITLE; HEADINGS.
                  -----------------------------

                  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The title of this Agreement and the headings herein set out are for the convenience of reference only and shall not be deemed a part of this Agreement.

         11.      AMENDMENTS; ADDITIONAL AGREEMENTS.
                  ---------------------------------

                  At any time before or after approval and adoption by the shareholders of Independent, this Agreement may be modified, amended or supplemented by additional agreements, articles or certificates as may be determined in the judgment of the respective Boards of Directors of the Constituent Corporations to be necessary, desirable or expedient to further the purposes of this Agreement, to clarify the intention of the parties, to add to or modify the covenants, terms or conditions contained herein or to effectuate or facilitate any governmental approval of the Merger or this Agreement, or otherwise to effectuate or facilitate the consummation of the transactions contemplated hereby; provided, however, that no such modification, amendment or supplement shall reduce to any extent the consideration into which shares of Independent Stock shall be converted in the Merger pursuant to Section 5 hereof.

                  IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed on their respective behalfs and their respective corporate seals to be affixed hereto as of the day and year first above written.

                                                   UNITED COMMUNITY BANKS, INC.

(CORPORATE SEAL)

                                                   By:_________________________
ATTEST:                                                Jimmy Tallent
                                                       President

__________________________
Secretary


                                                    INDEPENDENT BANCSHARES, INC.

(CORPORATE SEAL)

                                                     By:________________________
                                                         Name:__________________
                                                         Title:_________________

_____________________________
Secretary

                                    EXHIBIT B


United Community Banks, Inc.
P.O. Box 398
Blairsville, Georgia 30512

Gentlemen:

                  In connection with the proposed merger (the "Merger") of Independent Bancshares, Inc. ("Independent") with and into United Community Banks, Inc. ("United"), pursuant to the Agreement and Plan of Reorganization of even date herewith among United and Independent (the "Reorganization Agreement"), the undersigned hereby covenants, represents and warrants as follows:

                  1. Recommendation for Merger and Voting of Independent Stock. The undersigned agrees to recommend to all holders of the capital stock of Independent ("Independent Stock") that they vote in favor of the Merger. In addition, the undersigned agrees to vote any and all shares of Independent Stock owned or controlled by him in favor of the Merger.

                  2. Compliance with Securities Laws. The undersigned acknowledges that he will be subject to the restrictions on resales contained in Rule 145 of the Rules and Regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, and agrees to sell, transfer or otherwise dispose of any shares of capital stock of United ("United Stock") received by him pursuant to the Merger only in compliance with the provisions of such Act and Rule. The undersigned acknowledges that United is not under any obligation to file a registration statement with the SEC covering the disposition of the undersigned's shares of United Stock to be received pursuant to the Merger.

                  3. Restrictive Legend. The undersigned agrees that the certificates representing shares of United Stock to be issued to the undersigned pursuant to the Merger will be stamped or otherwise imprinted with a legend in substantially the following form:

                  The shares represented by this certificate may not be sold, transferred or otherwise disposed of except in a transaction covered by an effective registration statement under the Securities Act of 1933, as amended, or in accordance with Rule 145 promulgated thereunder, or in accordance with a legal opinion satisfactory to the Company that such sale or transfer is otherwise exempt from the requirements of such Act.

                  4. Initial Restriction on Disposition. The undersigned agrees that the undersigned will not, except by operation of law, by will or under the laws of descent and distribution, sell, transfer, or otherwise dispose of the undersigned's interests in, or reduce the undersigned's risk relative to, any of the shares of United Stock into which the undersigned's shares of Independent Stock are converted upon consummation of the Merger until such time as United notifies the undersigned that the requirements of SEC Accounting Series Release Nos. 130 and 135 ("ASR 130 and 135") have been met. The undersigned understands that ASR 130 and 135 relate to publication of financial results of post-Merger combined operations of United and Independent. United agrees that it will publish such results within 45 days after the end of the first fiscal quarter of United containing the required period of post-Merger combined operations and that it will notify the undersigned promptly following such publication.

                                                Sincerely,


                                                [Director or Executive Officer]

                                    EXHIBIT D


         (1) Independent was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Georgia.

         (2) Independent the corporate power to execute and deliver the Agreement and Plan of Reorganization Agreement (the "Reorganization Agreement") and the Agreement and Plan of Merger Agreement (the "Merger Agreement"), to perform its obligations thereunder, to own and use its Assets and to conduct its business.

         (3) Independent has duly authorized the execution and delivery of the Reorganization Agreement and the Merger Agreement and all performance by Independent thereunder, and has duly executed and delivered the Reorganization Agreement and the Merger Agreement.

         (4) No consent, approval, authorization or other action filed by, or filing with, any governmental authority of the United States or the State of Georgia is required for Independent's execution and delivery of the Reorganization Agreement and the Merger Agreement and consummation of the Transaction, which consent, approval or authorization has not been previously received.

         (5)  The   Reorganization   Agreement  and  the  Merger  Agreement  are
enforceable against Independent.

         (6) The authorized capital stock of Independent consists of 10,000,000 shares of Common Stock, $1.00 par value per share, of which 2,067,439 shares are issued and outstanding. All of the issued and outstanding capital stock of Independent has been duly authorized and validly issued and are fully paid and non-assessable and, to such counsel's knowledge, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, plans or other agreements providing for the purchase or issuance of any authorized but unissued shares of such capital stock.

                                    EXHIBIT E


         (1) United was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Georgia.

         (2) United has the corporate power to execute and deliver the Agreement and Plan of Reorganization (the "Reorganization Agreement) and the Agreement and Plan of Merger (the "Merger Agreement") to perform its obligations thereunder, to own and use its Assets and to conduct its business.

         (3) United has duly authorized the execution and delivery of the Reorganization Agreement and the Merger Agreement and all performance by United thereunder, and has duly executed and delivered the Reorganization Agreement and Merger Agreement:

         (4) No consent, approval, authorization or other action filed by, or filing with, any governmental authority of the United States or the State of Georgia is required for United's execution and delivery of the Reorganization Agreement and the Merger Agreement and consummation of the Transaction, which consent, approval or authorization has not been previously received.

         (5)  The   Reorganization   Agreement  and  the  Merger  Agreement  are
enforceable against United.

         (6) The shares of United Stock to be issued upon consummation of the Merger have been duly authorized and upon issuance as contemplated in the Merger Agreement, will be validly issued, fully paid and non-assessable.